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Independent Mining Consultants, Inc.
2700 E. Executive Drive, Suite 140
Tucson, AZ  85706




                  CONSENT AGREEMENT - INDEPENDENT MINING CONSULTANTS

We hereby consent to the use of our name and the reference to our reserve audit report in the Santa Fe Pacific Gold Corporation Annual Report on Form 10-K filed with the Securities and Exchange Commission to which this consent is an Exhibit.





                             INDEPENDENT MINING CONSULTANTS

                             Name:     /s/ Herbert E. Welhener
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                             Title:    Vice President
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                             Date:     March 17, 1997
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